UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2021

KITE REALTY GROUP TRUST

KITE REALTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
Delaware	333-20266-01	20-1453863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street

Suite 1100

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On July 18, 2021, Kite Realty Group Trust, a Maryland real estate investment trust (“Kite”), KRG Oak, LLC, a Maryland limited liability company and wholly-owned subsidiary of Kite (“Merger Sub”), and Retail Properties of America, Inc., a Maryland corporation that has elected to be treated as a real estate investment trust for federal income tax purposes (“RPAI”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, RPAI will merge with and into Merger Sub, with Merger Sub surviving the merger (the “Merger”). Immediately following closing of the Merger, Merger Sub will merge with and into Kite Realty Group, L.P., the operating partnership of Kite (the “Operating Partnership”), so that all of the assets of Kite are owned at or below the operating partnership level. The board of trustees of Kite (the “Kite Board”) has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding share of Class A common stock, par value $0.001 per share, of RPAI (“RPAI Common Stock”) will be converted into the right to receive 0.623 (the “Exchange Ratio”) common shares of Kite, par value $0.01 per share (“Kite Common Shares”, and such consideration, the “Merger Consideration”), plus the right, if any, to receive cash in lieu of fractional Kite Common Shares into which such shares of RPAI Common Stock would have been converted pursuant to the terms and subject to the conditions set forth in the Merger Agreement. The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Pursuant to the Merger Agreement, the parties have agreed that following the closing of the Merger, the Kite Board will consist of 13 members, nine of whom will be current trustees of Kite and four of whom have been designated by RPAI, including Steven Grimes, the current Chief Executive Officer of RPAI.  John A. Kite will remain the Chairman and Chief Executive Officer of Kite following the Merger.

Each of Kite and RPAI have made certain customary representations and warranties in the Merger Agreement and have agreed to customary covenants, including covenants that each party conduct its business in the ordinary course of business during the period between execution of the Merger Agreement and the effective time of the Merger, covenants prohibiting each party from engaging in certain kinds of activities during such period without the consent of the other party, and covenants obligating RPAI to cooperate with Kite in pursuing lender and other third-party consents and related matters.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the effective time of the Merger, subject to customary exceptions, Kite and RPAI will be subject to certain restrictions on (a) soliciting proposals relating to certain alternative transactions, (b) entering into discussions or negotiating or providing non-public information in connection with any proposal for an alternative transaction from a third party, (c) approving or entering into any agreements providing for any such alternative transaction, or (d) agreeing to or proposing publicly to do any of the foregoing. Notwithstanding these “no-shop” restrictions, prior to obtaining the approval of RPAI stockholders and approval of Kite shareholders, under specified circumstances, the Kite Board and the board of directors of RPAI, respectively, may change their recommendations of the transaction, and Kite and RPAI may each also terminate the Merger Agreement to accept a superior proposal upon payment of the termination fees described below.

In accordance with the Merger Agreement, Kite will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a Form S-4 registering the Kite Common Shares issuable in the Merger, and the parties will prepare a joint proxy statement with respect to the special meeting of Kite’s shareholders to be convened for purposes of approving the issuance of Kite Common Shares in the Merger and the special meeting of RPAI’s stockholders to be convened for purposes of approving the Merger Agreement and the Merger. The joint proxy statement will be included in the Form S-4 and will contain, subject to certain exceptions, the recommendation of the Kite Board that Kite shareholders vote in favor of the issuance of Kite Common Shares in the Merger and the recommendation of the RPAI board of directors that RPAI stockholders vote in favor of approval of the Merger Agreement and the Merger.

The completion of the Merger is subject to customary conditions, including, among others: (i) approval by Kite’s shareholders and approval by RPAI’s stockholders, (ii) the effectiveness of the Form S-4, (iii) the absence of injunctions, restraints or government restrictions, (iv) approval by the New York Stock Exchange for listing of the Kite Common Shares issuable in the Merger, (v) the absence of a material adverse effect on either Kite or RPAI, (vi) the accuracy of each party’s representations and warranties and performance in all material respects of each party’s covenants and agreements in the Merger Agreement, (vii) the receipt of tax opinions relating to the status as a real estate investment trust (“REIT”) of each company and the tax-free nature of the transaction, and (viii) other customary conditions specified in the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances, including by either party (i) if the Merger has not been consummated on or before March 31, 2022, (ii) if a final and non-appealable order is entered, or other action is taken permanently restraining or prohibiting the transaction, (iii) upon a failure of either party to obtain approval of its shareholders or stockholders, (iv) upon a material, uncured breach by the other party that would cause the closing conditions not to be satisfied, subject to a 45-day cure period, (v) if the other party’s board makes an adverse recommendation change with respect to the transaction, or (vi) prior to obtaining approval of its shareholders or stockholders, and upon payment of the applicable termination fee, in order to enter into a definitive agreement with a third party with respect to a superior acquisition proposal.

If the Merger Agreement is terminated because (i) a party’s board changes its recommendation in favor of the transactions contemplated by the Merger Agreement, (ii) a party terminates the Merger Agreement to enter into a definitive agreement with a third party with respect to a superior acquisition proposal, or (iii) a party consummates or enters into an agreement for an alternative transaction within 12 months following termination under certain circumstances, such party must pay a termination fee to the other party. The termination fee payable by RPAI to Kite in such circumstances is $107 million. The termination fee payable by Kite to RPAI in such circumstances is $70 million. The Merger Agreement also provides that a party must pay the other party an expense reimbursement up to $15 million if the Merger Agreement is terminated for breach or because such party’s shareholders or stockholders vote against the transactions contemplated by the Merger Agreement. The actual amount of each termination fee and expense reimbursement payment is subject to an escrow and adjustment mechanism for REIT compliance purposes to provide for a lesser amount if necessary to be paid to the receiving party without causing such party to fail to meet its REIT requirements for such year.

The Merger Agreement provides Kite with the right, subject to certain terms and conditions, to elect to effect a business combination involving Kite and RPAI and certain of their subsidiaries in accordance with an alternative structure, in lieu of the current Merger structure, provided that such alternative business combination qualifies as a tax-free reorganization and does not adjust or change the relative and/or total consideration payable under the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about Kite or RPAI. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made only for purposes of the Merger Agreement and as of a specified date, are solely for the benefit of the parties to the Merger Agreement, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Kite or RPAI at the time they were made or otherwise and should only be read in conjunction with the other information that Kite or RPAI makes publicly available in reports, statements and other documents filed with the SEC. Shareholders are not third-party beneficiaries to the representations and warranties contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2021, Lee A. Daniels notified the Kite Board of his intention to retire from the Kite Board effective upon and subject to the closing of the Merger. Mr. Daniels’ decision to retire is not because of a disagreement with Kite or the Kite Board on any matter relating to Kite’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2021, Kite’s Board approved and adopted an amendment (the “Bylaws Amendment”) to Kite’s Second Amended and Restated Bylaws, as amended (the “Bylaws”), which provides that unless Kite consents in writing to the selection of an alternative forum, (i) the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim as defined under the Maryland General Corporation Law (the “MGCL”), (b) any derivative action or proceeding brought in the right or on behalf of Kite, (c) any action asserting a claim of breach of any duty owed by any trustee, officer, employee or agent of Kite to Kite or its shareholders, (d) any action asserting a claim against Kite or any trustee, officer, employee or agent of Kite arising pursuant to any provision of the MGCL, Kite’s Declaration of Trust or bylaws or (e) any action asserting a claim against Kite or any trustee, officer, employee or agent of Kite that is governed by the internal affairs doctrine, and (ii) the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”). The Bylaws Amendment became effective on July 18, 2021.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

Financing Commitment

Kite intends to pay the cash in lieu of fractional shares and other fees and expenses required to be paid in connection with the Merger from cash on hand and borrowings. The Operating Partnership has obtained financing commitments for a $1.1 billion senior unsecured interim loan (the “Bridge Facility”) pursuant to a commitment letter (the “Commitment Letter”) dated as of July 18, 2021, with, among others, KeyBanc Capital Markets Inc. (“KeyBanc”), and BofA Securities, Inc. (“BofA”), which Operating Partnership intends to use to repay RPAI indebtedness that cannot be assumed by the Operating Partnership or its subsidiaries after the use of commercially reasonable efforts to obtain any necessary creditor approvals for such assumption. An affiliate of KeyBanc is the administrative agent and a lender and BofA is a lender under the Operating Partnership’s Term Loan Agreement, dated October 25, 2018, as well as the Fifth Amended and Restated Credit Agreement dated as of April 23, 2018. The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including but not limited to (i) execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter, and (ii) consummation of the Merger in accordance with the Merger Agreement. The actual documentation governing the Bridge Facility has not been prepared at this time, and accordingly, the actual terms may differ from the description of such terms in the Commitment Letter.

Availability under the Bridge Facility will be reduced by the net proceeds from customary mandatory commitment reduction and prepayment events, including but not limited to, issuances of equity, the incurrence of certain other debt or the sale of available assets, in each case subject to limited exceptions.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed transaction between Kite and RPAI, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction and the markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Currently, one of the most significant factors that could cause actual future events and results of Kite, RPAI and the combined company to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus (“COVID-19 pandemic”), including possible resurgences and mutations, on the financial condition, results of operations, cash flows and performance of Kite and RPAI and their tenants, the real estate market and the global economy and financial markets. The effects of the COVID-19 pandemic have caused and may continue to cause many of Kite’s and RPAI’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their obligations, and therefore has and will continue to impact Kite and RPAI significantly for the foreseeable future.

Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that Kite shareholders and/or RPAI stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline, (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction, (iii) the risk that RPAI’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (iv) unexpected costs or liabilities relating to the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against Kite or RPAI or their respective trustees, directors or officers and the resulting expense or delay, (vi) the risk that disruptions caused by or relating to the proposed transaction will harm Kite’s or RPAI’s business, including current plans and operations, (vii) the ability of Kite or RPAI to retain and hire key personnel, (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction, (ix) risks relating to the market value of the Kite common shares to be issued in the proposed transaction, (x) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets, (xii) general economic and market developments and conditions, (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact Kite’s or RPAI’s ability to pursue certain business opportunities or strategic transactions, (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes, and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Kite and RPAI described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Kite and RPAI assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Kite nor RPAI gives any assurance that either Kite or RPAI will achieve its expectations.

Additional Information about the Proposed Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Kite and RPAI. In connection with the proposed transaction, Kite will file a registration statement on Form S-4 with the SEC, which will include a document that serves as a joint proxy statement/prospectus of Kite and RPAI. A joint proxy statement/prospectus will be sent to all Kite shareholders and all RPAI stockholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF KITE AND INVESTORS AND SECURITY HOLDERS OF RPAI ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors, Kite shareholders and RPAI stockholders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents that are filed or will be filed with the SEC by Kite or RPAI through the website maintained by the SEC at www.sec.gov. The documents filed by Kite with the SEC also may be obtained free of charge at Kite’s investor relations website at http://ir.kiterealty.com/ or upon written request to Investor Relations, Kite Realty Group Trust, 30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204. The documents filed by RPAI with the SEC also may be obtained free of charge at RPAI’s website at www.rpai.com under the heading Invest or upon written request to Investor Relations, Retail Properties of America, Inc., 2021 Spring Road, Suite 200, Oak Brook, IL 60523, or IR@rpai.com.

Participants in the Solicitation

Kite and RPAI and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from Kite’s shareholders and RPAI’s stockholders in connection with the proposed transaction. Information about Kite’s trustees and executive officers and their ownership of Kite’s common shares and units of limited partnership interest of Kite Realty Group, L.P. is set forth in Kite’s proxy statement for its Annual Meeting of Shareholders on Schedule 14A filed with the SEC on March 31, 2021. Information about RPAI’s directors and executive officers and their ownership of RPAI’s common stock is set forth in RPAI’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 31, 2021. To the extent that holdings of Kite’s or RPAI’s securities have changed since the amounts reported in Kite’s or RPAI’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 18, 2021, by and among Kite Realty Group Trust, KRG Oak, LLC and Retail Properties of America, Inc.*
3.1	Third Amendment to the Second Amended and Restated Bylaws of Kite Realty Group Trust, as amended
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted. The registrants hereby agree to furnish a copy of any omitted schedule or exhibit to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: July 19, 2021	By:	/s/ Heath R. Fear
Heath R. Fear Executive Vice President and Chief Financial Officer

KITE REALTY GROUP, L.P.

By: Kite Realty Group Trust, its sole general partner

Date: July 19, 2021	By:	/s/ Heath R. Fear
Heath R. Fear Executive Vice President and Chief Financial Officer